UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2015

Aradigm Corporation

(Exact name of registrant as specified in its charter)

California	001-36480	94-3133088
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3929 Point Eden Way, Hayward, California		94545
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 265-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2015, Aradigm Corporation (the “Company”) convened its Annual Meeting of Shareholders (the “Meeting”). Four proposals were presented and voted on and the results for the four proposals were reported at the Meeting. Set forth below are the results reported at the Meeting for proposals 1, 2, 3 and 4.

Proposal 1 – Election of David Bell, Igor Gonda, Frederick Hudson, Lafmin Morgan, John M. Siebert and Virgil D. Thompson as directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

All of the following six nominees for directors were elected to hold offices until the next annual meeting of shareholders and until their successors are elected:

Nominee	For	Withheld	Non-votes
David Bell	8,607,120	1,273,873	1,284,959
Igor Gonda	9,017,029	863,964	1,284,959
Frederick Hudson	9,587,339	293,654	1,284,959
Lafmin Morgan	8,572,007	1,308,986	1,284,959
John M. Siebert	9,446,501	434,492	1,284,959
Virgil D. Thompson	9,411,625	469,368	1,284,959

The six nominees received the highest number of “For” votes from the holders of votes of shares present in person or represented by proxy and entitled to vote at the Meeting on the election of directors. Withheld votes and broker non-votes have no effect on the outcome of the election of directors.

Proposal 2 – Approval of an amendment to Aradigm’s Employee Stock Purchase Plan to increase the aggregate number of shares of Aradigm’s common stock authorized for issuance under the Plan by 110,000 shares.

For:	9,843,737
Against:	36,838
Abstain:	418
Non-votes:	1,284,959

Proposal 2 received “For” votes from the holders of at least a majority of the outstanding shares of common stock present either in person or by proxy and entitled to vote at the Meeting. Proposal 2 therefore passed.

Proposal 3 – Approval of Aradigm’s 2015 Equity Incentive Plan.

For:	9,836,599
Against:	44,155
Abstain:	239
Non-votes:	1,284,959

Proposal 3 received “For” votes from the holders of at least a majority of the outstanding shares of common stock present either in person or by proxy and entitled to vote at the Meeting. Proposal 3 therefore passed.

Proposal 4 – Ratification of the selection of OUM & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

For:	11,133,271
Against:	21,728
Abstain:	10,953
Non-votes:	0

Proposal 4 received “For” votes from the holders of at least a majority of the outstanding shares of common stock present either in person or by proxy and entitled to vote at the Meeting. Proposal 4 therefore passed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADIGM CORPORATION

Dated: May 18, 2015	By:	/s/ Nancy Pecota
		Name:	Nancy Pecota
		Title:	Vice President, Finance and Chief Financial Officer and Corporate Secretary

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